UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to §240.14a-12

ENGlobal Corporation
(Name of Registrant as Specified In Its Charter)

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654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

April 27, 2020
Dear Shareholder:

I am pleased to invite you to the Annual Meeting of Shareholders of ENGlobal Corporation (“ENGlobal”). The meeting will be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Thursday, June 11, 2020 at 10:00 a.m., local time, to:

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Elect five directors to the Board of Directors of ENGlobal;
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Adopt the amended and restated ENGlobal Corporation 2009 Equity Incentive Plan for a limited term;
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Ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2020; and
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Transact such other business as may properly come before the meeting or any adjournment thereof.

We are furnishing proxy materials to our shareholders over the Internet. You may read, print and download our proxy statement and annual report at http://www.proxyvote.com. On or about April 27, 2020, we will mail our shareholders a notice containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.

Only shareholders of record at the close of business on April 22, 2020 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Each share entitles the holder to one vote. You can vote via the Internet at http://www.proxyvote.com, or by casting a ballot at the meeting. You may also vote by telephone by following the instructions found on the Internet site. If you request to receive proxy materials by mail or email, you may vote by any of the above methods or by mailing a completed proxy card. For specific voting information, see “General Information” beginning on page 1 of the enclosed proxy statement. Please submit a proxy card or voting instructions in advance of the meeting even if you plan to attend the meeting. Submitting a proxy card or voting instructions will not prevent you from attending the meeting in person, if you so desire, but will help ENGlobal ensure a quorum and reduce the expense of additional proxy solicitation.

Attendance is limited to shareholders of ENGlobal, their proxy holders and our guests. Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of April 22, 2020 in order to be admitted to the meeting.

We intend to hold the meeting in person. However, we are sensitive to concerns related to public health and travel that our shareholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission.
Sincerely, William A. Coskey, P.E. Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Time and Date	10:00 a.m., local time, on Thursday, June 11, 2020
Place	654 N. Sam Houston Parkway E., Suite 400Houston, Texas 77060

Items of Business
(1) To elect five directors to the Board of Directors of ENGlobal;
(2) To adopt the amended and restated ENGlobal Corporation 2009 Equity Incentive Plan for a limited term;
(3) To ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2020; and
(4) To transact such other business as may properly come before the meeting or any adjournment thereof.
Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of, and to vote at, the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on April 22, 2020.

Meeting Admission
You are entitled to attend the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on April 22, 2020, or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 22, 2020, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our shareholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission.

Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote as soon as possible. This will not only ensure the presence of a quorum at the Annual Meeting but also that your shares are voted in accordance with your wishes. You will be able to vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled “General Information” on page 1 of this proxy statement and the instructions on the proxy or voting instruction card.

By Order of the Board of Directors, Mark A. Hess Chief Financial Officer, Treasurer and Corporate Secretary

i

2020 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

You may receive a copy of our Annual Report on Form 10-K and other information at no charge upon request directed to:

Mark A. Hess
Chief Financial Officer, Treasurer and Corporate Secretary
654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914
Telephone 281-878-1000

ii

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ENGlobal Corporation (“ENGlobal”) for the 2020 Annual Meeting of Shareholders (the “Meeting”) and for any adjournment or postponement of the Meeting. In this proxy statement, we refer to ENGlobal as the “Company,” “we,” “our,” or “us.”

We are making these proxy materials available to you on the Internet. On or about April 27, 2020, we will mail a notice to our shareholders containing instructions on how to access the proxy materials at http://www.proxyvote.com and vote online. In addition, shareholders may request proxy materials to be sent to them by mail or email.

What is the location of the 2020 Annual Meeting?
The Meeting will be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Thursday, June 11, 2020 at 10:00 a.m., local time or at such other time and place to which the Meeting may be adjourned or postponed. We intend to hold the Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission.

Who is soliciting my proxy?
We are making these proxy materials available to you in connection with our solicitation of proxies for use at the Meeting. Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf, without additional compensation, by email, mail, telephone, fax, or in person.

Who is paying for this solicitation?
ENGlobal will pay for the solicitation of proxies, including the cost of preparing and assembling these proxy materials, making these proxy materials available on the Internet, mailing notices to our shareholders, and mailing these proxy materials to our shareholders upon request. We have retained and paid a fee to Issuer Direct Corp. to assist us in making our proxy materials available on the Internet and tabulating our proxies, but we pay no separate compensation solely for the solicitation of proxies.

What is the purpose of the Meeting?
At the Meeting, shareholders will be asked to (1) elect directors, (2) adopt the amended and restated ENGlobal Corporation 2009 Equity Incentive Plan for a limited term (as described herein) and (3) ratify the appointment of Moss Adams LLP for fiscal year 2020.

Who is entitled to vote at the Meeting?
Only shareholders of record at the close of business on April 22, 2020, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. If you were a shareholder of record on that date, you are entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

If your shares are registered directly in your name, you are the holder of record of these shares, and we will send the notice containing instructions on how to access the proxy materials and vote online directly to you. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record will send voting instructions to you.

How many votes do I have?
You have one vote at the Meeting, or any postponements or adjournments of the Meeting, for each share of our common stock you owned as of the record date. Shareholders do not have cumulative voting rights.

How do I vote?
You may submit a proxy or voting instructions over the Internet at http://www.proxyvote.com by following the instructions provided in the notice mailed to you or by voting in person at the Meeting. You may also submit a proxy or voting instructions by telephone by following the instructions found on the website, http://www.proxyvote.com. If you request proxy materials by mail or email, you may submit a proxy or voting instructions by any of the above methods or by completing and mailing a proxy card.

If you hold your shares in street name, you have the right to direct your broker, bank or other holder of record how to vote by following the instructions sent to you by the holder of record. If you desire to vote in person at the Meeting, as a holder in street name, you must provide a legal proxy from your bank, broker or other holder of record.

May I revoke my proxy or change my voting instructions?
Yes, you may revoke your proxy or change your voting instructions by (a) voting in person at the Meeting, (b) casting a vote over the Internet or by telephone at a later date, or (c) sending a written notice of revocation to our Corporate Secretary by mail to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914 or by facsimile at (281) 878-1010; provided, that, with regard to (b) and (c), the Company receives such change prior to the Meeting. If you request proxy materials by mail or email, you may also change your proxy by mailing a proxy card with a later date, provided that the Company receives the later dated proxy card prior to the Meeting. If you submit a new proxy, only your later dated proxy (whether cast by Internet, telephone, mail or in person) will be counted.

What are the Board’s recommendations?
The Board’s recommendations are set forth together with the description of each item in this proxy statement. The Board recommends a vote FOR the election of five directors to our Board to serve until the next annual meeting of shareholders, FOR the adoption of the amended and restated ENGlobal Corporation 2009 Equity Incentive Plan for a limited term (as described herein) and FOR the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2020.

If any other matter properly comes before the Meeting, with regard to any proxies submitted by shareholders, William A. Coskey, P.E. and Mark A. Hess, the persons appointed on the proxy card, will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How many votes must be present to hold the Meeting?
We will have a quorum and will be able to conduct the business of the Meeting if the holders of a majority of shares of our common stock outstanding and entitled to vote are represented in person or by proxy at the Meeting. As of the record date, 27,413,626 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence in person or by proxy of the record holders of at least 13,706,814 shares of our common stock will be required to establish a quorum. Shareholders of record who are present at the Meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, will be included in the number of shareholders present at the Meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?
The election of directors is decided by a plurality of the votes cast. For this purpose, “plurality” means that the individuals receiving the largest number of affirmative votes, whether or not they receive a majority of the votes, are elected as directors, up to the maximum number of directors to be chosen at the election. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with regard to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

With regard to each other item voted on at the Meeting, the affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The election of directors and the adoption of, or amendments to, equity compensation plans are not considered routine matters. Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What if I do not mark a voting choice for some of the matters listed on my proxy card?
If you request proxy materials by mail or email and send a proxy card without specifying a vote or an abstention, your shares will be voted “FOR”: (1) the director nominees listed on the proxy card and in this proxy statement, (2) the adoption the amended and restated ENGlobal Corporation 2009 Equity Incentive Plan for a limited term (as described herein) and (3) the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2020.

Could other matters be decided at the Meeting?
We do not know of any matters that will be considered at the Meeting other than the items set forth in this proxy statement. If other matters are properly raised at the Meeting, your proxy authorizes the proxy holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

What happens if the Meeting is postponed or adjourned?
Pursuant to Nevada law, the Meeting may be adjourned by the chairman of the Meeting to reconvene at the same or some other place. If the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each shareholder of record entitled to vote at the Meeting. If the adjournment is for less than 60 days, no additional notice will be delivered.

Who will count the votes?
We will appoint an inspector of the election who will count the votes at the Meeting.

What does it mean if I receive more than one proxy card?
Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stockbroker. Additionally, our transfer agent, Computershare Trust Company, N.A., can assist you if you want to consolidate multiple accounts registered in your name by contacting our transfer agent at P.O. Box 30170, College Station, TX 77842-3170, telephone: (781) 575-4238.

How do I get copies of the exhibits filed with ENGlobal’s Annual Report on Form 10-K?
We are furnishing our annual report to our shareholders over the Internet. You may read, print and download our annual report at http://www.proxyvote.com. You may request the annual report be sent to you by mail or email by following the instructions on the Notice of Internet Availability to be mailed to you on or about April 27, 2020. ENGlobal will provide to any shareholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with our annual report for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914. The Annual Report on Form 10-K may also be read, downloaded and printed at www.englobal.com. In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the website of the Securities and Exchange Commission (the “SEC”) at: www.sec.gov.

Where can I find the voting results of the Meeting?
The preliminary voting results will be announced at the Meeting. The final results will be published in a current report on Form 8-K to be filed within four business days after the Meeting.

Who can help answer my questions?
If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Mark A. Hess, Chief Financial Officer, Treasurer and Corporate Secretary, at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, telephone 281-878-1000.

SMALLER REPORTING COMPANY

The SEC has adopted rules allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the SEC rules, the Company has elected to prepare this proxy statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the SEC. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Size; Meetings of the Board

Our Board currently has five members. During 2019, the Board met six times and each director attended at least 75% of the meetings held during the period for which he was a director. Our four independent directors serve on three Board committees: Audit, Compensation, and Nominating & Corporate Governance.

Executive Sessions

In 2019, the Board held multiple executive sessions of its non-employee directors, David W. Gent, P.E., Randall B. Hale, David C. Roussel, and Kevin M. Palma. Any non-employee director can request that an executive session be scheduled.

Board Leadership Structure

The Company is committed to strong, independent board leadership and governance, including the flexibility to select and revise its leadership structure on the basis of the best interests of the Company and its shareholders at any given point in time. The Board evaluates this structure in connection with the annual appointments to the positions of Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”). We do not have a written policy with respect to separation of the roles of Chairman and CEO; however, the Board believes that it is currently in the best interests of the Company and its shareholders to combine the Chairman and CEO roles and to appoint a Lead Independent Director annually. In this way, the Company’s shareholders have the benefit of Board leadership by Mr. Coskey, an executive with extensive day-to-day knowledge of the Company’s operations, strategic plan execution and future needs, as well as a Lead Independent Director who provides Board member leadership.

Lead Independent Director

David W. Gent has served as the Company’s lead independent director since 2002, and was re-elected by the Board to this role in 2019. The Lead Independent Director position responsibilities currently include chairmanship of the Nominating & Corporate Governance Committee; Chair of the Board meetings at which the Chairman is not in attendance; liaison between the Chairman and the independent directors, which includes facilitating communications and assisting in the resolution of conflicts, if any, between the independent directors and the Company’s management; providing counsel to the Chairman and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and such other responsibilities as the Board delegates. In performing these responsibilities, the Lead Independent Director is expected to consult with the chairpersons of other Board committees as appropriate and solicit their participation in order to avoid the appearance of diluting the authority or responsibility of the Board committees and their chairpersons.

Board and Committees’ Role in Risk Oversight

The Board is responsible for oversight of us and our business, including risk management. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management. The Audit Committee has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees. The Nominating & Corporate Governance Committee oversees compliance with our corporate governance principles. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. Each of the committees’ report to the Board regarding the areas of risk they oversee.

Director Independence

The Board has determined that no non-employee director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director, and that all directors, except Mr. Coskey, meet the criteria for independence under NASDAQ rules. The Board has also determined that the members of each of its committees, including the Audit Committee and the Compensation Committee, meet the criteria for membership applicable to each committee under the NASDAQ listing standards and applicable SEC rules and regulations.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders, we encourage directors to attend. Four of our directors attended the 2019 annual meeting.

Committees of the Board of Directors

Committee Composition and Meetings

Each of our directors attended at least 75% of the total meetings held by all Board committees on which they served in 2019.

Committee	Members
Audit Committee	Randall B. Hale (Chairperson) David C. Roussel Kevin M. Palma
Compensation Committee	David C. Roussel (Chairperson) Kevin M. Palma David W. Gent
Nominating & Corporate Governance Committee	David W. Gent (Chairperson) Randall B. Hale David C. Roussel

The Audit, Compensation and Nominating & Corporate Governance Committees held four, four and one meeting(s), respectively, in 2019.

Summary of Committee Responsibilities

All of our committee charters are available under the “Investors – Governance Highlights” section of our website at www.englobal.com. The charters are reviewed annually.

Audit Committee

The duties and responsibilities of the Audit Committee are to oversee:

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the quality and integrity of our financial statements;
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our compliance with legal and regulatory requirements; and
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our independent auditors’ qualifications, independence and performance.

In addition, the Audit Committee annually reviews our disclosures regarding deficiencies, if any, in the design or operation of our internal controls.

The Board has determined that Mr. Hale and Mr. Palma are qualified as audit committee financial experts under the SEC’s rules and regulations. In addition, the Board has determined that each member of the Audit Committee has the requisite accounting and related financial management expertise under NASDAQ rules.

Nominating & Corporate Governance Committee

The duties and responsibilities of the Nominating & Corporate Governance Committee are to:

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assist the Board by identifying individuals qualified to become Board members and recommend to the Board director nominees for election at the annual meetings of shareholders or for appointments to fill vacancies;
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recommend to the Board director nominees for each Board committee and advise the Board on the appropriate composition of the Board and its committees;
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make an annual report to the Board on succession planning;
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advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; and
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implement the annual performance review process for the Board and its committees.

In addition, the Nominating & Corporate Governance Committee reviews all relationships each director has with us in connection with the nomination process and reports the results of its review to the Board with appropriate recommendations, if any, for approval.

Compensation Committee

The duties and responsibilities of the Compensation Committee are to:

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review the Company’s evaluation process, compensation, incentive compensation and equity-based plans and recommend changes in such plans to the Board as needed;
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produce a report, if required, for inclusion in our Proxy Statement for the annual meeting of shareholders;
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evaluate the performance of our Chief Executive Officer and other executives;
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set the compensation for our Chief Executive Officer and such other executives as the Compensation Committee deems appropriate and otherwise discharge the Board’s responsibilities relating to compensation of our officers and directors;
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delegate authority to executive officers to establish compensation levels, incentive compensation and equity-based plan awards, with oversight and approval;
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encourage stock ownership by directors and executives, including through the use of equity compensation programs;
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review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board; and
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approve and review reports of any compensation consultants hired by the Company, and establish the independence of those consultants.

The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers. The Compensation Committee currently delegates its authority to establish salaries (other than the salary of the CEO) to the CEO, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation. From time to time, the Compensation Committee has reviewed publicly available data compiled by executive officers of the Company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area in which the Company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation for executive officers other than the CEO.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees in accordance with NASDAQ rules. The purpose and role of this code is to focus our officers, directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. We have posted this Code of Business Conduct and Ethics on the “Investors – Governance Highlights” section of our website at www.englobal.com.

The Company also has a Code of Ethics applicable to the Chief Executive Officer and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and with applicable NASDAQ rules. We have posted this Code of Ethics on the “Investors – Governance Highlights” section of our website at www.englobal.com.

Director Nominations

Consideration of Director Nominees

Shareholder Nominees

The Nominating & Corporate Governance Committee will carefully consider all qualified director candidates, whether such candidates are recommended by a shareholder or otherwise. Other than the provisions contained in our bylaws set forth below, the Nominating & Corporate Governance Committee has not established formal procedures to be followed by shareholders submitting recommendations for candidates for the Board. Our bylaws provide that nominations for the election of directors may be made upon timely notice given by any shareholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, immediately before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on 10th calendar day following the day on which public announcement of a meeting date is first made by the Company.

Director Qualifications

The Nominating & Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company. Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all shareholders, not particular shareholder constituencies. The Nominating & Corporate Governance Committee places no specific restrictions on the number of terms directors may serve or other Boards on which a director may sit, but directors must possess sufficient time and energy to carry out their duties effectively. A majority of directors must be “independent” under the NASDAQ rules, and members of the Company’s audit committee must meet NASDAQ financial literacy and sophistication requirements. In determining whether a director is independent, the Board will broadly consider all relevant facts and circumstances.

Identifying and Evaluating Nominees for Directors

The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating & Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating & Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating & Corporate Governance Committee through current Board members, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating & Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating & Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board based on the same criteria. Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complimentary and, together, cover the spectrum of areas that impact our business. As part of this evaluation and to further our commitment to diversity, the Nominating & Corporate Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

Communications with the Board

Shareholders may communicate with the Board, Board committees, non-employee directors as a group, and individual directors by submitting their communications in writing to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Any communication must contain:

●
a representation that the shareholder is a holder of record of our capital stock;
●
the name and address, as they appear on our books, of the shareholder sending the communication; and
●
the number of shares of our capital stock that are beneficially owned by such shareholder.

ENGlobal’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

At the Meeting, you and the other shareholders will elect five individuals to serve as directors until the next annual meeting of shareholders, until their successors are duly elected or appointed or until their earlier death, resignation, or removal. Each of the nominees is currently a member of the Board. The Nominating & Corporate Governance Committee, which consists solely of directors that are independent within the meaning of the rules of the NASDAQ, recommended the nomination of the five directors to the Board.

The individuals named as proxies will vote proxies received for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as director.

The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee:	William A. Coskey, P.E.
Position:	Chairman of the Board, President and Chief Executive Officer
Director Since:	1985
Age:	67
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Coskey founded ENGlobal in 1985 and has served in various positions, including service as Chairman of the Board since June 2005 and as President and Chief Executive Officer since August 2012. From April 2007 until May 2010, he served as Chief Executive Officer. Prior to that, he served as Chairman of the Board, Chief Executive Officer and President from 1985 until 2001, Chief Operating Officer from 2001 to 2003, and President from 2001 to June 2005. Mr. Coskey, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and is a Registered Professional Engineer. He served on the Texas A&M University Electrical Engineering Department Advisory Council from 1999 to 2014, and from 2006 until 2014, he served as Chairman of the Council. Mr. Coskey received the 2014 Outstanding Alumni Honor Award from the Texas A&M University College of Engineering. In 2014, Mr. Coskey was also appointed to the Texas A&M College of Engineering Advisory Council.

Qualifications for Consideration:

The Board selected Mr. Coskey to serve as a director because it believes that, as the founder of ENGlobal, he provides a unique perspective to the Board. He was responsible for ENGlobal’s initial public offering in 1994, listing on the American Stock Exchange in 1998, and listing on the NASDAQ Stock Market in 2007. In June 2009, he was awarded the Ernst & Young Entrepreneur of The Year® in the Energy Services category for the Houston & Gulf Coast Area. The Board believes Mr. Coskey’s industry knowledge and business experiences give him invaluable insights into the Company’s challenges, opportunities and operations.

Name of Nominee:	David W. Gent, P.E.
Position:	Lead Independent Director
Director Since:	1994
Age:	67
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Gent has served as a director of ENGlobal since June 1994, is Chairman of the Nominating & Corporate Governance Committee and is a member of the Compensation Committee. Mr. Gent has served as the Company’s Lead Independent Director since 2002. Since 2011, Mr. Gent has served as the Chairman of SofTest Designs Corporation, an automation and test systems company that he founded in 1980. From 1991 through 2011, Mr. Gent held various positions for Bray International, Inc., an industrial flow control manufacturer. From 2005 to 2011, Mr. Gent served as Executive Vice President of Bray International and was responsible for overseeing worldwide engineering, information services, and training. Mr. Gent, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and a Master of Business Administration from Houston Baptist University in 1984. He is a Registered Professional Engineer. Mr. Gent serves on the Texas A&M University Electrical and Computer Engineering Department Advisory Council and he holds several patents in the field of industrial flow controls.

Qualifications for Consideration:

The Board selected Mr. Gent to serve as a director, and as Lead Independent Director, because it believes he possesses valuable engineering expertise, including extensive experience managing multinational engineering, research and development, information technology, and manufacturing operations, including domestic and international operations obtained through start-ups and acquisition. He provides the perspective of a leader with experience in global operations and strategy who has faced and effectively dealt with economic and governance issues.

Name of Nominee:	Randall B. Hale
Position:	Independent Director
Director Since:	2001
Age:	57
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Hale has served as a director of ENGlobal since December 2001, and is Chairman of the Audit Committee and a member of the Nominating & Corporate Governance Committee. Mr. Hale is the founder of Rock Hill Capital Group, LLC, an investment management firm, and serves as its Managing Director. Mr. Hale is responsible for managing all aspects of the investment activities of the firm, including capital raising, deal sourcing and investment management of portfolio companies. Prior to founding Rock Hill, he served as an Executive Vice President and a Director of Equus Capital Management Corporation, investment advisor to several private equity funds, from November 1992 to November 2002. Prior to joining Equus, Mr. Hale served in an audit, consulting and advisory capacity with a public accounting firm in Houston, Texas. In September 2004, he co-founded ConGlobal Industries, Inc., a provider of intermodal services to the shipping industry, and served as its Executive Chairman until its sale in December 2013. ConGlobal was formed in September 2004 to facilitate the merger of Container-Care International, Inc., an intermodal services company, with Global Intermodal Systems, Inc. Prior to the merger, Mr. Hale served as the President and Chief Executive Officer of Container-Care from February 2003 to September 2004. Mr. Hale serves on several private company boards. He is the past President and Director of the Houston Private Equity Association and is an active member of the Association for Corporate Growth. Mr. Hale received a Bachelor in Business Administration from Texas A&M University in 1985 and is a certified public accountant.

Qualifications for Consideration:

The Board selected Mr. Hale to serve as a director because it believes he possesses valuable financial expertise, including extensive experience with capital markets transactions and investments in both public and private companies. Mr. Hale’s CPA background assists ENGlobal with financial and accounting issues and is invaluable to our Board’s discussions of the Company’s capital and liquidity needs. ENGlobal also benefits from Mr. Hale’s entrepreneurial experience and his service as a director and chairman on several private company boards.

Name of Nominee:	David C. Roussel
Position:	Independent Director
Director Since:	2001
Age:	70
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Roussel has served as a Director of the Company since December 2001, and is Chairman of the Compensation Committee and a member of the Audit and Nominating & Corporate Governance Committees. Mr. Roussel served as President of Petrolog Automation, Inc., an oil field service company providing well site automation and data collection, from August 2016 until his retirement in October 2017. He previously worked for Jefferies Energy Investment Banking, a leading mergers and acquisitions advisor in the global oil and gas industry, or its predecessor companies from 2003 until 2014 and served as a Senior Vice President responsible for managing acquisition and divestiture projects on behalf of clients. Jefferies Energy Investment Banking is a division of Jefferies & Company, Inc., a global investment bank and institutional securities firm. Mr. Roussel received a Bachelor of Science degree in Mechanical Engineering from Iowa State University in 1971 and completed the Harvard Advanced Management Program in 1992.

Qualifications for Consideration:

The Board selected Mr. Roussel to serve as a director because it believes he possesses valuable engineering experience, including a sound background in the energy industry, business operations and business development practices. Mr. Roussel’s experience in senior and general management roles helps the Board address the challenges the Company faces with respect to development of its growth strategy, mergers and acquisitions, and joint venture formation. ENGlobal also benefits from Mr. Roussel’s ability to address diverse matters that come before the Board.

Name of Nominee:	Kevin M. Palma
Position:	Independent Director
Director Since:	2016
Age:	41
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Palma has served as a Director of the Company since June 2016, and is a member of the Audit and Compensation Committees. Mr. Palma served as the Chief Financial Officer of B-29 Investments, LP, an energy private equity firm, from 2006 until he was promoted to Chief Operating Officer in December 2018, and also served as the Chief Financial Officer of B-29 Family Holdings, LLC, a family office, since its inception in 2014 until December 2018. In his role within the private equity space, Mr. Palma focuses on investment strategy, investment execution, and portfolio company management for both privately-held and publicly-traded companies. Mr. Palma currently serves on several private company boards, including Silver Creek Oil and Gas, LLC, Caliber Completion Services, LLC, and Klear Bit Technologies, LLC. His past experiences on private company boards include Crest Pumping Technologies, LLC and TEC Holdings, LLC (which was recently rebranded as AXIS Energy Services, LLC). Prior to his roles at B-29, Mr. Palma was a member of the energy investment banking team at Raymond James & Associates, focusing on capital market raises and merger and acquisition activity. Mr. Palma is licensed as a Certified Public Accountant in the State of Texas, and holds a Master of Business Administration from the Harvard Business School in addition to a Bachelor of Business Administration and a Master of Public Administration from the University of Texas.

Qualifications for Consideration:

The Board selected Mr. Palma to serve as a director because his experience in identifying strategic growth trends in the energy industry, evaluating and completing numerous acquisitions, and exhibiting an extensive knowledge of financial markets make him well qualified to serve on ENGlobal’s board of directors.

Vote Required

Directors are elected by a plurality, and the five nominees who receive the most “FOR” votes will be elected. Abstentions and broker non-votes will not affect the outcome of the election.

Recommendation of the Board

The Board recommends that shareholders vote FOR each of the nominees to serve as a director.

PROPOSAL TWO:
ADOPT THE AMENDED AND RESTATED ENGLOBAL CORPORATION 2009 EQUITY INCENTIVE PLAN FOR A LIMITED TERM

Background

In June 2009, the Company’s shareholders approved the 2009 Equity Incentive Plan (the “Original Plan”) that initially provided for the issuance of up to 480,000 shares of common stock. The Board and the shareholders subsequently approved several amendments to the Original Plan to ultimately increase the number of shares available for issuance under the Original Plan to 2,580,000 shares. The Original Plan terminated due to the expiration of its term on June 18, 2019 pursuant to Section 17 thereof (“Original Term”). At the end of the Original Term, 560,109 shares were available for issuance pursuant to new awards.

In order to further and promote the interests of the Company, its subsidiaries and its shareholders by enabling the Company and its subsidiaries to attract, retain and motivate employees, directors and consultants or those who will become employees, directors and consultants of the Company and/or its subsidiaries, and to align the interests of those individuals and the Company’s shareholders, on April 15, 2020, the Board approved the amendment and restatement of the Original Plan, as the Amended and Restated ENGlobal Corporation 2009 Equity Incentive Plan (“Restated Plan”), subject to shareholder approval, to amend and restate the Original Plan as in effect on June 18, 2019 as the Restated Plan with certain other changes as provided therein and to provide a term for the Restated Plan from June 11, 2020 to the earlier of June 11, 2021 or the date of the Company’s 2021 Annual Meeting of the Shareholders. All awards previously granted under the Original Plan shall remain subject to their award agreements and the Original Plan and its Original Term. Awards granted under the Restated Plan shall be subject to the Restated Plan and its term. The following is a summary of the material provisions of the Restated Plan. The number of shares that will be available for issuance pursuant to new awards under the Restated Plan will be 560,109 shares (which was the number of shares available for issuance pursuant to new awards under the Original Plan and not subject to an outstanding award under the Original Plan at end of the Original Term). In addition, any shares forfeited, cancelled or otherwise not issued for any reason under the awards pursuant to the Original Plan shall be available for awards under the Restated Plan. As of March 31, 2020, there were 161,154 unvested shares of restricted stock outstanding under the Original Plan.

The Company is seeking shareholder approval of the Restated Plan in order to allow the future issuance of equity to its employees, consultants and directors. A copy of the Restated Plan is attached to this proxy statement as Appendix A. The Company believes equity awards encourage achievement of superior results by providing participants with an opportunity to acquire a proprietary interest in ENGlobal and additional incentive to work for its continued success. If the Restated Plan is not adopted, we will have no shares of common stock available to use as incentive to attract, motivate, and retain employees, consultants and directors who are critical to the success of the Company.

Summary Description of the Restated Plan

The following summary of the principal terms of the Restated Plan is qualified in its entirety by the full text of the Restated Plan, attached to this proxy statement as Appendix A.

Purpose. The purpose of the Restated Plan is to attract and retain key employees, directors and consultants by providing them with additional incentives, and to promote the success of the Company’s business.

Administration. The Board or one or more committees appointed by the Board will administer the Restated Plan. For this purpose, the Board has delegated general administrative authority for the Restated Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the Restated Plan to another committee of directors and may delegate certain limited award grant authority to one or more officers of the Company. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.”) The Administrator determines the number of shares that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Along with other authority granted to the Administrator under the Restated Plan, the Administrator may (i) determine fair market value, (ii) select recipients of awards, (iii) determine the number of shares subject to awards, (iv) approve forms of award agreements, (v) determine the terms and conditions of awards, (vi) reduce the exercise price of outstanding awards without participant consent to the fair market value, (vii) amend outstanding awards, and (viii) allow participants to satisfy withholding tax obligations through a reduction of shares.

Eligibility. Persons eligible to receive awards under the Restated Plan include our officers, employees, consultants and members of the Board. The Administrator determines from time to time the participants to whom awards will be granted. An award may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus. We currently have approximately 278 employees and four non-employee directors.

Authorized Shares; Individual Limits on Awards. The maximum number of shares of common stock that may be issued pursuant to awards under the Restated Plan will be 560,109 shares (which was the number of shares available for issuance pursuant to new awards under the Original Plan and not subject to an outstanding award under the Original Plan at end of the Original Term). The amount of the foregoing authorized shares may be issued as Incentive Stock Options. In addition, any shares forfeited, cancelled or otherwise not issued for any reason under the awards pursuant to the Original Plan shall be available for awards under the Restated Plan.

The maximum number of shares subject to option treatment that may be granted during any calendar year to any individual under the Restated Plan is currently 50% of the maximum number of shares authorized for grants under the Restated Plan, which will be 280,054 shares. The maximum number of shares subject to stock appreciation rights that may be granted during any calendar year to any individual under the Restated Plan is currently 50% of the maximum number of shares authorized for grants under the Restated Plan, which will be 280,054 shares.

In addition, to the extent an award is designed to follow the performance-based exception rules of Code Section 162(m) as determined by the Administrator in its sole discretion, the maximum number of shares that may be issued to an individual service provider (other than with respect to stock options or stock appreciation rights, which limits are described above) under the Restated Plan for a calendar year is 500,000 shares, and the maximum amount that may be paid in cash to an individual service provider under the Restated Plan for a calendar year is $5,000,000.

To the extent that the Company settles an award for cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the Restated Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, only the shares actually issued shall be counted against the applicable share limits. Shares that are subject to or underlie awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Restated Plan will again be available for subsequent awards under the Restated Plan. Additionally, shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the Restated Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award under the Restated Plan, will be available for subsequent awards under the Restated Plan and are not counted against the applicable share limits.

As is customary in incentive plans of this nature, the number and kind of shares available under the Restated Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, dividends, stock splits, a split-up or a spin-off, repurchases or exchange, or other similar events, or extraordinary dividends or distributions of property to the shareholders.

Incentive Awards. The Restated Plan authorizes stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and performance units, as well as other awards (described in the Restated Plan) that are responsive to changing developments in management compensation. The Restated Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a non-statutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Federal Income Tax Treatment of Awards under the Restated Plan,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the “Code”), and the Restated Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of common stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares.

Restricted Stock Units. A restricted stock unit is similar to a SAR except that it entitles the recipient to receive an amount equal to the fair market value of a share of common stock.

Performance-Based Awards. Performance-based awards may be designed to comply with the requirements of the performance-based exception under Section 162(m) of the Code as determined by the Administrator in its sole discretion and may be based on the performance of the Company and/or one or more of our subsidiaries, divisions, segments, or units, or individual goals; provided that the performance-based exception for performance awards granted after November 2, 2017 was eliminated by the 2017 Tax Cuts and Jobs Act. However, even though such performance-based exception is eliminated, the award may be awarded in accordance with such rules. In addition, other performance awards that do not comply with the Code Section 162(m) performance-based exception rules may be awarded. The business criteria from which performance goals will be established are listed in the Restated Plan under the term “Performance Goals” and include one or more of the following: implementation of a strategic plan, stock price, earnings per share, total stockholder return, operating margin, stock price as a multiple of cash flow, return on equity, return on assets, return on investments, operating income, net operating income, pre-tax income, cash flow, revenue, expenses, earnings before interest, tax and depreciation, economic value added, corporate overhead costs, stockholder equity, and corporate acquisitions. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m) of the Code. Performance-based awards may be stock-based (payable either in stock only or in cash or stock) or may be cash-only awards (in either case, subject to the limits described under the heading “Authorized Shares; Individual Limits on Awards” above). Before any performance-based award is paid, the Administrator must certify that the performance goals have been satisfied. The Administrator has discretion to determine the performance goals and restrictions or other limitations of the individual awards and reserves discretion to reduce payments below maximum award limits.

The Administrator may grant stock unit awards and permit deferred payment of awards, and may determine the form and timing of payment, vesting, and other terms applicable to stock units or deferrals.

Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control of the Company, outstanding awards under the Restated Plan will be assumed or substituted. However, if the successor corporation does not assume or substitute the outstanding awards, then vesting of these awards will fully accelerate, and in the case of options or stock appreciation rights, will become immediately exercisable. For this purpose, a change in control is defined to include certain changes in the majority of the Board, the sale of all or substantially all of the Company’s assets, and the consummation of certain mergers or consolidations.

Transfer Restrictions. Subject to certain exceptions, awards under the Restated Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her.

Termination of or Changes to the Restated Plan. The Board may amend or terminate the Restated Plan at any time and in any manner; provided, however, that under NASDAQ rules and the Code, shareholder approval generally is required in connection with any material amendment to the Restated Plan. Unless required by applicable law or listing agency rule, shareholder approval for any amendment will not be required. Unless previously terminated by the Board, the Restated Plan will terminate on the earlier of June 11, 2021 or the date of the Company’s 2021 Annual Meeting of the Shareholders. Generally speaking, outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards under the Restated Plan

Federal income tax consequences (subject to change) relating to awards under the Restated Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

For NSOs, the Company is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the Restated Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. The Company will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, the Company would generally have no corresponding compensation deduction.

If an award is accelerated under the Restated Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered) under Code Sections 280G and 4999. Furthermore, because the performance-based exception under Code Section 162(m) has been eliminated by the 2017 Tax Cuts and Jobs Act, the aggregate compensation in excess of $1,000,000 attributable to awards under the Restated Plan will not be permitted to be deducted by the Company in certain circumstances.

Inapplicability of ERISA. Based upon current law and published interpretations, ENGlobal does not believe the Restated Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Plan Benefits

The grant of awards under the Restated Plan to employees, consultants and non-employee directors, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. As discussed in greater detail in the “Director Compensation” section of this proxy statement, the equity grant component of director compensation is currently suspended and will be reviewed for reinstatement on a quarterly basis. Accordingly, future awards to employees, consultants and non-employee directors are not determinable.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information concerning the Original Plan as of December 28, 2019.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plans approved by security holders (1)	—	—	—

Equity compensation plan not approved by security holders	—	—	—
Total	—	—	—

(1) Does not include 191,404 shares of restricted common stock outstanding at December 28, 2019. The Original Plan terminated due to the expiration of its term on June 18, 2019 pursuant to Section 17 thereof.

Vote Required

The approval of the adoption of the Restated Plan requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote. For the approval of the adoption of the Restated Plan you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. Because brokers do not have discretionary authority to vote on this proposal, broker non-votes will not affect the outcome of the vote on this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the adoption of the Restated Plan.

PROPOSAL THREE:
THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF
ENGLOBAL FOR FISCAL YEAR 2020

The Audit Committee has appointed Moss Adams LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to examine the consolidated financial statements of ENGlobal for the fiscal year ended December 26, 2020, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the shareholders.

In the event that the shareholders do not ratify the appointment of Moss Adams LLP, the adverse vote will be considered as a direction to the Audit Committee to select another independent registered public accounting firm for the next fiscal year. However, because of the difficulty and expense of making any substitution of independent registered public accounting firms after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 26, 2020, will be permitted to stand, unless the Audit Committee finds other reasons for making a change. It is understood that even if the selection of Moss Adams LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of ENGlobal and its shareholders.

Representatives of Moss Adams LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

The ratification of the appointment of Moss Adams LLP for the year ending December 26, 2020, requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote. For the ratification of our independent registered public accountants, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. Because brokers generally have discretionary authority to vote on the ratification of our independent registered public accountants, broker non-votes are generally not expected to result from the vote on this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm of ENGlobal for fiscal year 2020.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of April 22, 2020, by each director or director nominee, the executive officers named in the “Summary Compensation Table” and all directors and executive officers as a group. None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)

Mr. Coskey	8,840,697	(3)	32.25%
Mr. Hale	343,346	(4)	1.25%
Mr. Gent	331,346	(5)	1.21%
Mr. Roussel	291,346	(6)	1.06%
Mr. Palma	44,891	(7)	*
Mr. Hess	325,731	(8)	1.19%
Mr. Williams	152,456	(9)	*

All directors and executive officers as a group (9 persons)	10,426,013	(10)	38.11%

*         Represents less than 1% of the shares of common stock outstanding.

(1)
Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
(2)
Based on 27,413,626 shares issued and outstanding on April 22, 2020.
(3)
Includes 8,840,597 shares of common stock held in the name of Alliance 2000, Ltd., whose general partner is jointly owned by Mr. Coskey and his spouse. Mr. Coskey has shared power to vote and dispose of such shares.
(4)
Includes 32,051 unvested shares of restricted stock which were granted to Mr. Hale in June 2017 and which will vest at a time yet to be determined.
(5)
Includes 32,051 unvested shares of restricted stock which were granted to Mr. Gent in June 2017 and which will vest at a time yet to be determined.
(6)
Include 32,051 unvested shares of restricted stock which were granted to Mr. Roussel in June 2017 and which will vest at a time yet to be determined.
(7)
41,041 shares of common stock are held in a Beneficiary IRA and 3,850 shares of common stock are held in a Rollover IRA. Mr. Palma does not beneficially own any of the 1,565,514 shares of common stock held by B-29 Family Holdings, LLC.
(8)
Includes 20,000 shares of restricted stock which were granted to Mr. Hess on August 10, 2017 that will vest in two equal installments on August 10, 2020 and August 10, 2021.
(9)
Includes 15,000 shares of restricted stock which were granted to Mr. Williams on August 10, 2017 that will vest in two equal installments on August 10, 2020 and August 10, 2021.
(10)
Includes 65,000 shares of unvested restricted stock granted to our executive officers and 96,153 shares of unvested restricted stock granted to our directors.

Principal Shareholders

Except as set forth below, the following table sets forth information as of April 22, 2020, about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1),(2)

Alliance 2000, Ltd. c/o 654 N. Sam Houston Pkwy. E. Suite 400 Houston, TX 77060-5914	8,840,697(3)	32.25%
B-29 Family Holdings, LLC P.O. Box 170 Gainesville, TX 76241-0170.	1,565,514(4)	5.71%
NGP Energy Technology Partners II, L.P. NGP ETP II, L.L.C. Energy Technology Partners, L.L.C. Philip J. Deutch c/o 1700 K Street NW, Suite 750Washington, D.C. 20006	1,530,128(5)	5.58%
NorthPointe Capital, LLC c/o 101 W. Big Beaver, Suite 745 Troy, MI 48084	1,550,716(6)	5.66%

(1)
Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
(2)
Based on 27,413,626 shares issued and outstanding on April 22. 2020.
(3)
Alliance 2000, Ltd. (“Alliance”) is a Texas limited partnership whose general partner is jointly owned by Mr. Coskey and his spouse.
(4)
The foregoing information is based upon information contained in a Schedule 13G/A filed by B-29 Family Holdings, LLC with the SEC on February 14, 2020. B-29 Family Holdings, LLC has the sole power to vote or direct the vote of 1,565,514 shares and the sole power to dispose or direct the disposition of 1,565,514 shares.
(5)
The foregoing information is based solely upon information contained in a Schedule 13G/A filed by NGP Energy Technology Partners II, L.P. (“NGP Energy Tech”), NGP ETP II, L.L.C. (“NGP GP”), Energy Technology Partners, L.L.C. (“ETP”), and Mr. Philip J. Deutch with the SEC on February 13, 2020. NGP GP is the general partner of NGP Energy Tech. ETP is the sole manager of NGP GP and Mr. Deutch is the sole member and manager of ETP. NGP Energy Tech will have sole voting and dispositive power with respect to the shares beneficially owned by NGP Energy Tech. By virtue of the relationships between and among the reporting persons described in the Schedule 13G/A, NGP GP, ETP and Mr. Deutch disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein.
(6)
The foregoing information is based solely upon information contained in a Schedule 13G/A filed by NorthPointe Capital, LLC (“NorthPointe”) with the SEC on February 11, 2014. NorthPointe has the sole power to vote or direct the vote of 285,388 shares and sole power to dispose or direct the disposition of 1,550,716 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their respective affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Board. Pursuant to such policy, the Company’s Audit Committee is responsible for the review and assessment of all related party transactions.

EXECUTIVE OFFICERS

Our executive officers serve at the pleasure of our Board of Directors and are subject to annual appointment by the Board at the first meeting following the annual meeting of shareholders. Set forth below is a brief description of the business experience of each of our executive officers, except Mr. Coskey, whose biography is listed above.

Executive Officer:	Mark A. Hess
Position:	Chief Financial Officer, Corporate Secretary and Treasurer
Age:	61
Present positions and offices with the Company, principal occupations during the past five years:

Mr. Hess has served as Chief Financial Officer and Treasurer of ENGlobal Corporation since September 2012 and served as interim Chief Financial Officer from June 2012 to September 2012. Mr. Hess previously served as the Company’s Corporate Controller from July 2011 until June 2012. Mr. Hess assumed the Corporate Secretary responsibilities in December 2017. Prior to joining ENGlobal, Mr. Hess served as Vice President and Chief Accounting Officer of Geokinetics, Inc., a publically-traded seismic data service company, from April 2008 to April 2010. From November 2004 to April 2008, he served as Director of Finance for CGGVeritas, a publically-traded seismic data service company. In total he has over 35 years of experience in various accounting, merger and acquisition, and finance roles primarily in public companies. Mr. Hess is a licensed CPA in the state of Texas, holds a Bachelor of Business Administration in Accounting from the University of Houston and is an active member of Financial Executives International.

Executive Officer:	R. Bruce Williams
Position:	Senior Vice President
Age:	67
Present positions and offices with the Company, principal occupations during the past five years:

Mr. Williams is currently serving as a Senior Vice President for ENGlobal’s Engineering and Construction segment. Mr. Williams served as the Chief Operating Officer from December 2013 through March 2017 and the President of ENGlobal Government Services, Inc. from September 2012 through March 2017. He served as Senior Vice President, Midwest/Southwest Operations of ENGlobal’s Engineering and Construction segment from September 2012 to September 2013. He initially joined ENGlobal in 2004, and from November 2010 until September 2012, he served in various roles at ENGlobal, including General Manager of the Tulsa Office, Vice President of Midwest and Southwest Operations, Senior Project Manager of Engineering/ Projects, and acting General Manager of ENGlobal Government Services, Inc. Prior to joining ENGlobal, Mr. Williams served as Vice President – Engineering for U.S. Transcarbon LLC, a petroleum coke gasification project developer, from April 2008 until October 2010. In total, he has over 35 years of domestic and international experience in engineering and project management, including several project management positions of increasing responsibility in the U.S., Middle East, Papua New Guinea, Asia, Mexico and Brazil. Mr. Williams has an undergraduate degree in Chemistry from the University of Northern Iowa, with post graduate studies in Environmental Management from the University of Houston and MBA studies at Incarnate Word University.

Executive Officer:	Michael Patton
Position:	Senior Vice President
Age:	67
Present positions and offices with the Company, principal occupations during the past five years:

Mr. Patton rejoined ENGlobal Corporation as Senior Vice President in April 2016. Mr. Patton was also at ENGlobal from 1998 through 2010, when he held many positions, including Senior Vice President of Business Development, President of ENGlobal Government Services, Inc., Senior Vice President and General Manager of ENGlobal’s Tulsa Office. In 2014 and 2015, Mr. Patton served as Senior Vice President and General Manager of the Gulf Coast Regional offices for Saulsberry Industries and as their Senior Vice President of Strategic Planning. Prior to joining Saulsberry Industries, Mr. Patton served as Senior Vice President and General Manager of the Oil, Gas, and Chemical Division of CDI from 2011 through 2013. Mr. Patton graduated from the University of Oklahoma in 1975 with a Bachelor of Science in Electrical Engineering. Mr. Patton has been a Registered Professional Engineer since 1980. He has held several positions within technical societies, including most recently the Rice Global Forum.

Executive Officer:	John Kratzert
Position:	Senior Vice President
Age:	57
Present positions and offices with the Company, principal occupations during the past five years:

John Kratzert currently serves as Senior Vice President for ENGlobal Government Services, and in this role is responsible for all of the Company’s government related design, integration, fabrication and field support operations. Mr. Kratzert joined ENGlobal as a Program Manager and then General Manager of ENGlobal Government Services in November of 2012. Prior to joining ENGlobal, Mr. Kratzert served as the Technical Director for Physical and Electronic Security Programs (BAE Systems), Principle Systems Engineer (SAIC) and Division Manager (MANDEX). Mr. Kratzert is a retired Marine Corps Officer and has over 33 years of experience leading domestic and international organizations. Mr. Kratzert holds a Bachelor of Science degree in Biology from The Citadel, Military College of South Carolina and a Master of Science degree in Management from Troy University.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table
The following table sets forth information regarding compensation earned during the last two fiscal years by our Chief Executive Officer, Chief Financial Officer, and Senior Vice President (the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3) ($)	Total ($)
Mr. Coskey ~ President &	2019	49,442	-	-	-	-	49,422
Chief Executive Officer	2018	49,442	-	-	-	-	49,422

Mr. Hess ~ Chief Financial Officer,	2019	246,126	-	-	-	-	246,126
Secretary & Treasurer	2018	216,299	-	-	-	4,159	220,458

Mr. Williams ~	2019	236,912	-	-	-	-	236,912
Senior Vice President	2018	236,912	-	-	-	3,098	240,010

(1)
This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date. For a description of certain assumptions made in the valuation of stock awards, see Note 9 to the Company’s audited consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019, as filed with the SEC on March 27, 2020.
(2)
The Non-Equity Incentive Plan includes amounts awarded pursuant to the Company’s Short Term Incentive Plan. Metrics are set annually and are generally contingent on the Company reaching certain levels of Net Operating Income.
(3)
All Other Compensation includes 401(k) matching contributions. Does not include perquisites or personal benefits if the aggregate amount less than $10,000. Does not include medical, dental, life, short and long term disability or paid time off benefits which were available to all employees.

Outstanding Equity Awards at Fiscal Year End 2019
The following table sets forth information as of December 28, 2019 regarding outstanding equity awards held by the named executive officers. On December 27, 2019, the closing price on NASDAQ for the Company’s common stock was $0.99 per share.

	Restricted Stock Awards
Name	Number of Shares That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested
Mr. Coskey		--	--	--
Mr. Hess(1)	30,125	$29,824	--	--
Mr. Williams(2)	21,750	$21,533	--	--

(1)
Includes 10,125 shares that were granted under the 2009 Equity Incentive Plan (the “Plan”) on March 1, 2016, which vested on March 1, 2020. Includes 20,000 shares that were granted under the Plan on August 10, 2017, which will vest 10,000 shares on August 10, 2020 and 10,000 shares on August 10, 2021.

(2)
Includes 6,750 shares that were granted under the Plan on March 1, 2016, which vested on March 1, 2020. Includes 15,000 shares that were granted under the Plan on August 10, 2017, which will vest 7,500 shares on August 10, 2020 and 7,500 shares on August 10, 2021

Employment Agreements; Termination and Change-in-Control Arrangements

As of December 28, 2019, Messrs. Coskey and Hess were each a party to a written employment agreement (the “Employment Agreements”) with ENGlobal. The Employment Agreements provide for an annual base salary, subject to discretionary increases by the Board, and other compensation in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards. Additionally, the executives receive health, life, and other insurance benefits in accordance with the terms of the Company’s benefit plans, and the Company provides management level support services and reimbursement for specified business expenses.

The Employment Agreements provide for severance payments and benefits in the case of termination of employment. If employment ends because of death, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to that date. In the case of a physical or mental disability that prevents the executive from performing his services under the Employment Agreement for a period of six months in the case of Mr. Coskey, and three months, in the case of Mr. Hess, the Company may terminate the executive’s employment. If the Company terminates an executive’s employment in such cases of disability, the Employment Agreements provide that the Company will continue to pay the executive his full salary and benefits for the six months following the date of termination (the “Initial Severance Period”). At the Company’s option, severance payments consisting of 50% of the monthly amount of the base salary for Mr. Coskey, and in the case of Mr. Hess, 100% of the monthly amount of his base salary, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

If the Company terminates an executive’s employment for “cause,” as defined in the Employment Agreements, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to the effective date of termination. If the Company terminates an executive’s employment without “cause,” the Employment Agreement provides that the Company will continue to pay the executive his full salary and benefits for the Initial Severance Period. At the Company’s option, severance payments consisting of 50% of the monthly amount of the base salary for Mr. Coskey, and in the case of Mr. Hess, 100% of the monthly amount of his base salary, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

The Employment Agreements include a covenant not to compete following termination of employment for a period of up to one year, as well as confidentiality provisions that are customary in nature and scope, for such agreements.

The terms of the Employment Agreements were set through the course of arms-length negotiations with the executives. As part of these negotiations, the Compensation Committee analyzed the terms of the same or similar arrangements for comparable executives employed by some of the companies in our peer group. The Compensation Committee used this approach in setting the amounts payable and the triggering events under the Employment Agreements. The Employment Agreements’ termination of employment provisions were entered into in order to address competitive concerns by providing the executives with a fixed amount of compensation that would offset the potential risk of foregoing other opportunities. At the time of entering into the Employment Agreements, the Compensation Committee considered ENGlobal’s aggregate potential obligations in the context of retaining the executives and their expected compensation.

Executive Perquisites

Our use of perquisites as a component of compensation is limited and largely based on historical practices and policies of our Company. These perquisites and other benefits are provided to assure competitiveness and provide an additional retention incentive for these executives. Our Compensation Committee endeavors to adhere to a high level of propriety in managing executive benefits and perquisites. We do not own a plane and do not provide any personal aircraft use for executives.

Other Compensation

From time to time, we make available to employees and executives certain other fringe benefits. We may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual, they are considered to be part of the individual’s compensation package.

Review of and Conclusion Regarding All Components of Executive Compensation

Based on our performance during the past several years, and in light of our executives’ efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to Mr. Coskey, as well as compensation paid to our other named executive officers, serves the best interests of our shareholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect shareholder value.

DIRECTOR COMPENSATION

The principal objectives of our director compensation programs are to: (i) compensate for time spent on the Company’s behalf, and (ii) align the compensation programs with long-term value to the Company’s shareholders. We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees and equity incentive grants to the directors.

Retainer Fees

Historically, our non-employee directors received a cash retainer as compensation for their service to the Company, and our Chairman of the Audit Committee also received an additional cash retainer as compensation for such service. Our non-employee directors are also eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings. However, due to the losses that the Company has incurred during 2016 and 2017, the Compensation Committee recommended and the Board approved that cash retainer fees be suspended effective October 1, 2017 and reviewed for reinstatement on a quarterly basis. At this time, cash retainer fees have not been reinstated.

Restricted Stock Grants

Under the Plan, non-employee directors are eligible to receive equity grants. Our non-employee directors typically receive the equity grants in June concurrent with the annual shareholder’s meeting. On June 15, 2017, in recognition of the services provided by its Board for the 2017-2018 service term, our non-employee directors, Messrs. Gent, Hale and Roussel, each received 42,735 restricted shares of the Company’s common stock, valued at $50,000 based on the fair market value of the shares on the date of grant, or $1.17 per share. One quarter of the shares vested on September 30, 2017. Due to the losses that the Company incurred in 2016 and 2017, the Compensation Committee recommended and the Board approved the suspension of the vesting provisions of these restricted shares to be extended indefinitely; therefore, the remaining future vestings are not determined at this time and will be revisited on a quarterly basis for reinstatement.

The Company did not issue restricted shares to its non-employee directors in June 2018 or June 2019. The equity grant component of director compensation will be reviewed for reinstatement on a quarterly basis. Any unvested shares will be forfeited as of the date the non-employee director ceases to qualify as an independent director.

Mr. Palma does not receive any compensation from the Company for his service as a director, but is eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings.

HEDGING AND PLEDGING PROHIBITIONS

Our Insider Trading Policy, which applies to all directors, officers and employees of the Company, prohibits hedging or monetization transactions or similar arrangements with respect to ENGlobal stock, purchases of ENGlobal stock on margin or engaging in short sales, or purchases or sales of puts, calls or other derivative securities with respect to ENGlobal stock. In addition, officers and directors of the Company are prohibited from encumbering any portion of their ENGlobal securities or using ENGlobal securities as collateral for any purpose, unless any such transaction is approved in advance by the Chairman and Chief Executive Officer and the Lead Independent Director.

AUDIT MATTERS

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

In accordance with its written charter, the Audit Committee assists the Board in, among other matters, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over our accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter is available on the “Investors – Governance Highlights” section of our website at www.englobal.com.

The Board has determined that all three members of the Audit Committee are “independent” based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and our system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal year 2019, the Audit Committee held four meetings. The Audit Committee’s meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent registered public accounting firm, Moss Adams LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for ENGlobal’s audits. The Audit Committee met separately with the independent registered public accounting firm, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 28, 2019, with management and our independent registered public accounting firm. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our registered public accounting firm that might bear on the independence of the independent registered public accounting firm consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with audit committees concerning independence The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to Moss Adams LLP for audit and non-audit services. The Audit Committee concluded that the provision of services by Moss Adams LLP is compatible with the maintenance of Moss Adams LLP’s independence.

At four of its meetings during 2019, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Based on the above-mentioned review and discussions with management, and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that ENGlobal’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 28, 2019, for filing with the SEC.

Audit Committee of the Board of Directors,
Randall B. Hale, Chairman
David C. Roussel
Kevin M. Palma

March 27, 2020

Principal Auditor Fees

Moss Adams LLP was appointed as the Company’s independent auditors on November 16, 2017 and has audited the Company’s 2019 and 2018 consolidated financial statements. During 2019 and 2018, Moss Adams LLP did not audit the Company’s internal control over financial reporting because the Company is a “smaller reporting company” as defined under the rules of the Exchange Act. The Audit Committee has determined that the audit-related services provided by Moss Adams LLP are compatible with maintaining its independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC. No non-audit services were provided by Moss Adams LLP in 2019 and 2018.

The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Moss Adams LLP for fiscal years 2019 and 2018.

	2019	2018
Audit Fees	172,000	168,250
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	172,000	168,250

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Company’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Pre-Approval Policy

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from ENGlobal. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year. During 2019, all fees were pre-approved by the Audit Committee.

OTHER MATTERS

To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

The Company has received no notice of any other items to be submitted for consideration at the Meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management does not know of or contemplate any other business that will be presented for action by the shareholders at the Meeting. If any further business is properly presented at the Meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR 2021

Under Rule 14a-8 of the Exchange Act, shareholder proposals must be received by the Company no later than December 28, 2020 to be considered for inclusion in the Company’s proxy statement relating to the 2021 Annual Meeting of Shareholders or, if the Company changes the date of the 2021 Annual Meeting by more than 30 days from the date of the 2020 Annual Meeting, then shareholder proposals must be received by the Company a reasonable time before the Company begins to print and send its proxy materials for the 2021 Annual Meeting of Shareholders.

In addition, pursuant to our bylaws, shareholder proposals to be presented at the 2021 Annual Meeting of Shareholders of the Company (whether or not to be included in the Company’s proxy statement) must be made upon timely notice. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th calendar day, nor later than the close of business on the 90th calendar day, immediately before the first anniversary of the 2020 Annual Meeting of Shareholders. However, in the event that the date of the 2021 Annual Meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on the 10th calendar day following the day on which public announcement of a meeting date is first made by the Company. For information regarding the nomination of director candidates, please see “Consideration of Director Nominees - Shareholder Nominees” on page 8 of this proxy statement.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are ENGlobal shareholders will be “householding” our proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of shareholder meeting materials, please notify your broker or ENGlobal. Direct your written request to Investor Relations at ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, (281) 878-1000. Shareholders who currently receive multiple copies of shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL REPORT TO SHAREHOLDERS

A copy of ENGlobal’s Annual Report on Form 10-K, which includes our consolidated financial statements, is being delivered to you with this proxy statement. You may also read, print and download our annual report at http://www.proxyvote.com. The annual report may also be read, downloaded and printed at www.englobal.com.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this proxy statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this proxy statement to the shareholders of the Company.

By Order of the Board of Directors, Mark A. Hess Chief Financial Officer, Treasurer and Corporate Secretary

Houston, Texas
April 27, 2020

APPENDIX A

AMENDED AND RESTATED ENGLOBAL CORPORATION
2009 EQUITY INCENTIVE PLAN

WHEREAS, the Board previously adopted the ENGlobal Corporation 2009 Equity Incentive Plan, as amended (the “Prior Plan”); and

WHEREAS, subject to shareholder approval at the Company’s 2020 Annual Meeting of Shareholders, the Board approved, effective June 11, 2020, the amendment and restatement of the Prior Plan as in effect on June 18, 2019 to provide a new term from June 11, 2020 to the earlier of June 11, 2021 or the date of the Company’s 2021 Annual Meeting of Shareholders and to provide other changes as provided herein.

NOW, THEREFORE, the Company hereby adopts the Amended and Restated ENGlobal Corporation 2009 Equity Incentive Plan (the “Plan”) as follows:

1. Purpose of the Plan. The purpose of the Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees, Directors and Consultants, and (iii) promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock Based Awards.

2.     Definitions. As used in this Plan, the following definitions shall apply:

(a)    “Administrator” means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Awarded Stock” means the Common Stock subject to an Award.

(f) “Board” means the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) the sale or disposition by the Company of all or substantially all of the Company’s assets other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company’s stockholders;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” are directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

(iv) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(h) “Code” means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan

(j) “Common Stock” means the Common Stock of the Company, or in the case of Performance Units, Restricted Stock Units, and certain Other Stock Based Awards, the cash equivalent thereof, as applicable.

(k) “Company” means ENGlobal Corporation, a Nevada corporation, and any successor to ENGlobal Corporation.

(l) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its sole discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Dividend Equivalent” means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right.

(p) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or of cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

(s) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, the NASDAQ Global Market (formerly the NASDAQ National Market) or the NASDAQ Capital Market (formerly the NASDAQ SmallCap Market) of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(iv) Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(t) “Incentive Stock Option” means an Option intended to qualify and receive favorable tax treatment as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Option” means an option to purchase Common Stock granted pursuant to the Plan.

(w) “Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.

(x) “Outside Director” means an “outside director” within the meaning of Section 162(m) of the Code.

(y) “Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means a Service Provider who has been granted an Award under the Plan.

(aa) “Performance Goals” means goals which have been established by the Committee in connection with an Award and are based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) implementation of a strategic plan, (ii) stock price, (iii) earnings per share, (iv) total stockholder return, (v) operating margin, (vi) stock price as a multiple of cash flow, (vii) return on equity, (viii) return on assets, (ix) return on investments, (x) operating income, (xi) net operating income, (xii) pre-tax income, (xiii) cash flow, (xiv) revenue, (xv) expenses, (xvi) earnings before interest, tax and depreciation, (xvii) economic value added, (xviii) corporate overhead costs, (xix) stockholder equity, and (xx) corporate acquisitions.

(bb) “Performance Period” means the time period during which the Performance Goals or performance objectives must be met.

(cc) “Performance Share” means Shares issued pursuant to a Performance Share Award under Section 10 of the Plan.

(dd) “Performance Unit” means, pursuant to Section 10 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.

(ee) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of Performance Goals or other target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff) “Plan” means this Amended and Restated ENGlobal Corporation 2009 Equity Incentive Plan, effective June 11, 2020.

(gg) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means, pursuant to Sections 4 and 11 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Director or Consultant.

(ll) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.

(mm) “Stock Appreciation Right” or “SAR” means, pursuant to Section 9 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised/settled and the Fair Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.

(nn) “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a)        Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan is 2,580,000 Shares, which shall be reduced by the awards vested and settled or outstanding under the Prior Plan on June 18, 2019 (the “Termination Date”). In addition, any awards under the Prior Plan that are forfeited, cancelled or otherwise not issued under the Prior Plan shall be available for Awards and issuance under this Plan. The amount of the foregoing Shares that are not vested and settled or outstanding subject to awards under the Prior Plan on the Termination Date is 560,109, and the amount of such Shares available for issuance as Incentive Stock Options shall be 560,109. All awards under the Prior Plan shall remain subject to the Prior Plan and its term. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

(b) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of the Award or the forfeited or repurchased Shares shall again be available for grant under the Plan.

(c) Share Reserve. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a)     Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted under this Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside Directors.

(iii) Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3 of the Exchange Act, it shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.

(v) Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to the Committee, the Administrator shall have the authority, in its discretion to:

(i) determine the Fair Market Value;

(ii) select the Service Providers to whom Awards may be granted under this Plan;

(iii) determine the number of Shares to be covered by each Award granted under this Plan;

(iv) approve forms of Award Agreements for use under the Plan;

(v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals or other performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) reduce, with or without Participant consent, the exercise price of any Award to the then current Fair Market Value (or a higher value) if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii) institute an Exchange Program;

(viii) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(x) amend the terms of any outstanding Award, including the discretionary authority to extend the post-termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Nonstatutory Stock Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code;

(xi) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;

(xiv) determine whether Awards shall be settled in Shares, cash or in a combination Shares and cash;

(xv) determine whether Awards shall be adjusted for Dividend Equivalents;

(xvi) create Other Stock Based Awards for issuance under the Plan;

(xvii) establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xviii) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xix) establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals or other performance criteria, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award; and

(xx) make all other determinations that the Administrator deems necessary or advisable for administering the Plan.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in the Plan.

(d) Indemnification. The Company shall defend and indemnify members of the Board, officers and Employees of the Company or of a Parent or Subsidiary whom authority to act for the Board, the Administrator or the Company is delegated (“Indemnitees”) to the maximum extent permitted by law against (i) all reasonable expenses, including reasonable attorneys’ fees incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein (collectively, a “Claim”), to which any of them is a party by reason of any action taken or failure to act in connection with the Plan, or in connection with any Award granted under the Plan; and (ii) all amounts required to be paid by them in settlement the Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person shall be entitled to indemnification to the extent he is determined in such Claim to be liable for gross negligence, bad faith or intentional misconduct. In addition, to be entitled to indemnification, the Indemnitee must, within 30 days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company’s expense, to defend the Claim. The right to indemnification shall be in addition to all other rights of indemnification available to the Indemnitee.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.     Limitations.

(a)     $100,000 Limitation for Incentive Stock Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Options with respect to such Shares is granted.

(b) Special Limits for Grants of Options and Stock Appreciation Rights. Subject to Section 15 of the Plan, the following special limits shall apply to Shares available for Awards under the Plan:

(i) the maximum number of Shares that may be subject to Options granted to any Service Provider in any calendar year shall equal 50% Shares and contain an exercise price equal to the Fair Market Value of the Common Stock as of the date of grant; and

(ii) the maximum number of Shares that may be subject to Stock Appreciation Rights granted to any Service Provider in any calendar year shall equal 50% Shares and contain an exercise price equal to the Fair Market Value of the Common Stock as of the date of grant.

With respect to any Award (other than Options or Stock Appreciation Rights which have the limitations as provided in Sections 6(a) and (b) above), notwithstanding any provision contained in this Plan to the contrary, the maximum aggregate number of Shares that may be subject to Awards settled in Shares, including, without limitation, Restricted Stock or Other Stock Based Awards, that may be granted to any individual Service Provider under the Plan in a calendar year is 500,000 Shares. If such an Award may also be settled in cash rather than Shares pursuant to its terms, the number of shares in Stock that could be issued for the cash amount shall be counted toward the individual Share limit in the foregoing sentence calculated as of the date of the grant. In the event an Award is to be paid solely in cash pursuant to the terms, the maximum amount that can be subject to Awards granted in calendar year to any individual Service Provider shall be $5,000,000 calculated as of the date of grant. The foregoing limitations in this Section 6(c) shall be interpretedto comply with the performance-based compensation exception under Section 162(m) of the Code and shall only be applied to the extent required for an Award that is intended, by the Committee in its sole discretion, to meet the performance-based compensation exception under Section 162(m) of the Code. In addition, the total Shares subject to the limitations in this Section 6 shall be adjusted as otherwise provided in Section 15 of the Plan and consistent with Code Sections 424, 409A and 162(m), and the limitations in this Section 6 are subject to the maximum number of Shares available for the Awards under Section 3(a) of the Plan.

7. Stock Options.

(a)     Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but shall not be less than Fair Market Value for those subject to U.S. taxation. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. The Administrator, in its sole discretion, may accelerate the satisfaction of such conditions at any time.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option shall be deemed exercised when the Companyreceives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for anyapplicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of theParticipant or, if requested by the Participant, in the name of the Participant and his spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no rightto vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 30 days following the Participant’s termination after which the Option shall terminate. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate, and the remaining Shares covered by the Option shall revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of his Disability, the Participant may exercise his Option, to the extent vested, within the time specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If no time for exercise of the Option on Disability is specified in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination for Disability. Unless otherwise provided by the Administrator, on the date of termination for Disability, the unvested portion of the Option shall revert to the Plan. If after termination for Disability, the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate and the remaining Shares covered by such Option shall revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option, to the extent vested, may be exercised within the time specified in the Award Agreement (but in no event may the Option be exercised later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his death; provided that such designation must be acceptable to the Administrator. If no beneficiary has been designated by the Participant, then the Option may be exercised by the personal representative of the Participant’s estate, or by the persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time within which the Option must be exercised following a Participant’s death, it shall be exercisable for 12 months following his death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not exercised as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

8. Restricted Stock.

(a)    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on the Shares have lapsed.

(c) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Award made under the Plan shall be released from escrow as soon as practical after the last day of the Period of Restriction. The Administrator, in its sole discretion, may accelerate the time at which any restrictions shall lapse or be removed.

(d) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(e) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(f) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

9. Stock Appreciation Rights.

(a)     Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(c) Exercise Price, Exercisability and Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan, including the sole discretion to accelerate exercisability at any time.

(d) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e) Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) also shall apply to SARs.

(f) Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Administrator, the payment upon the exercise of an SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a)     Grant of Performance Units and Performance Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator shall set Performance Goals or other performance objectives in its sole discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units and Performance Shares that shall be paid out to the Participant. Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period and such other terms and conditions as the Administrator, in its sole discretion, shall determine. The Administrator may set Performance Goals or performance objectives based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service), applicable federal or state securities laws, or any other basis determined by the Administrator in its sole discretion.

(d) Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or performance objectives have been achieved. After the grant of Performance Units or Performance Shares, the Administrator, in its sole discretion, may reduce or waive any performance objectives for the Performance Unit or Performance Share.

(e) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as applicable, at the close of the applicable Performance Period) or in a combination of cash and Shares.

(f) Cancellation of Performance Units or Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

11. Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in a lump sum, installments or on a deferred basis, in accordance with rules and procedures established by the Administrator

12.     Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards, including any dividend or voting rights.

13.     Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company;provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three months following the expiration of the leave of absence, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

14.     Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by shall or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Change in Control.

(a)    Adjustments. If the Administrator determines, in its sole judgment, that as a result of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), or as a result of any change in the corporate structure of the Company affecting the Shares (including any recapitalization, stock split, reversestock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company), an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in the manner it deems equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits in Sections 3 and 6(b). Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practical prior to the effective date of the proposed transaction. The Administrator, in its sole discretion, may provide for a Participant to have the right to exercise his Award, to the extent applicable, until 10 days prior to the transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award shall terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.

(i) Stock Options and SARs. In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Unless determined otherwise by the Administrator, if the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted on the Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, fora period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this Section 15(c)(i), the Option or SAR shall be considered assumed if, following the Change in Control,the option or SAR confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether securities, cash, or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance objectives shall not be considered assumed if the Company or its successor modifies any of the performance objectives without the Participant’s consent; provided, however, a modification to performance objectives only to reflect the successor corporation’s post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

(ii) Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. In the event of a Change in Control, each outstanding Award of Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Unless determined otherwise by the Administrator, if the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in the Award, including as to Shares or Units that would not otherwise be vested, all applicable restrictions shall lapse, and all performance objectives and other vesting criteria shall be deemed achieved at targeted levels. For the purposes of this Section 15(c)(ii), an Award of Restricted Stock, Performance Shares, Performance Units, Other Stock Based Awards and Restricted Stock Units shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control (and if a Restricted Stock Unit or Performance Unit, for each Share as determined based on the then current value of the unit), the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received for each Share (and if a Restricted StockUnit or Performance Unit, for each Share as determined based on the then current value of the unit) be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance objectives shall not be considered assumed if the Company or its successor modifies any of the performance objectives without the Participant’s consent; provided, however, a modification to the performance objectives only to reflect the successor corporation’s post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

(iii) Outside Director Awards. Notwithstanding any provision of Sections 15(c)(i) or 15(c)(ii) to the contrary, with respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following the assumption or substitution, the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise his Options and Stock Appreciation Rights as to all of the Award, including Shares as to which such Awards would not otherwise be vested or exercisable, and all restrictions on Restricted Stock and Restricted Stock Units, as applicable, shall lapse, and, with respect to Performance Shares, Performance Units, and Other Stock Based Awards, all performance goals and other vesting criteria shall be deemed achieved at target levels and all other terms and conditions met.

16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17.     Stockholder Approval and Term of Plan. The Plan became effective on June 11, 2020 and thereafter shall continue in effect for a term of the earlier of June 11, 2021 or the date of the Company’s 2021 Annual Meeting of Shareholders unless terminated under Section 18 of the Plan.

18.     Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted under the Plan prior to the date of termination.

19. Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Taxes. No Shares shall be delivered under the Plan to any Participant or other person until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., U.S.-federal, U.S.-state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award, the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

20. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

21.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.     No Rights to Awards. No eligible Service Provider or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator shall be obligated to treat Participants or any other person uniformly.

23.     No Stockholder Rights. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

24.     Fractional Shares. No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

25.     Governing Law. The Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Texas, without regard to choice of law principles that direct the application of the laws of another state. However, the Nevada Revised Corporate Statutes shall govern any matter relating to the operation of Nevada corporations.

26.     No Effect on Terms of Employment or Consulting Relationship. The Plan shall not confer upon any Participant any right as a Service Provider, nor shall it interfere in any way with his right or the right of the Company or a Parent or Subsidiary to terminate the Participant’s service at any time, with or without cause, and with or without notice.

27.     Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Parent or Subsidiary shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Parent or Subsidiary and Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or Parent or Subsidiary. The Participants shall have no claim against the Company or any Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the company with respect to the Plan.

28. Section 409A. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The following rules shall apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a)     Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code) shall occur no earlier than the expiration of the six-month period following such separation from service.

(b) In the case of a 409A Award providing for distribution or settlement upon vesting or lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such 409A Award vested or the risk of forfeiture lapsed.

(c) In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

29. Construction. Headings in this Plan are included for convenience and shall not be considered in the interpretation of the Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.

* * * * *

ENGlobal Corporation THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – THURSDAY, JUNE 11, 2020 AT 10:00 AM
CONTROL ID:
REQUEST ID:

The undersigned stockholder of ENGlobal Corporation hereby appoints William A. Coskey, P.E. and Mark A. Hess, or either of them, as proxies, each with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of ENGlobal Coproration. held of record by the undersigned on April 22, 2020, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 11, 2020 at 10:00 a.m., local time, at the headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060. The undersigned hereby revokes all prior proxies.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ENG
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ENGlobal Corporation	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	WITHHOLD
Election of Directors
William A. Coskey, P.E.	☐	☐
David W. Gent, P.E.	☐	☐		CONTROL ID:
Randall B. Hale	☐	☐		REQUEST ID:
David C. Roussel	☐	☐
Kevin M. Palma	☐	☐
Proposal 2	FOR	AGAINST	ABSTAIN
Adopt the Amended and Restated ENGlobal Corporation 2009 Equity Incentive Plan for a limited term.	☐	☐	☐
Proposal 3	FOR	AGAINST	ABSTAIN
Ratify the appointment of Moss Adams LLP as the independent auditor of ENGlobal for fiscal year 2020.	☐	☐	☐
Proposal 4	FOR	AGAINST	ABSTAIN
To transact such other business as mat properly come before the annual meeting or any adjustment thereof.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)